UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 17, 2011
ITC HOLDINGS CORP.
(Exact Name of Registrant as Specified in its Charter)
Commission File Number: 001-32576

Michigan (State of Incorporation)	32-0058047 (IRS Employer Identification No.)
27175 Energy Way, Novi, Michigan 48377
(Address of principal executive offices) (zip code)
(248) 946-3000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
ITC Holdings Corp. Revolving Credit Agreement
On May 17, 2011, ITC Holdings Corp. (“ITC Holdings”) entered into a Revolving Credit Agreement (the “ITC Holdings Revolving Credit Agreement”) with the banks, financial institutions and other institutional lenders listed on the respective signature pages thereof (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent for the Lenders, J.P. Morgan Securities LLC and Barclays Capital, as joint lead arrangers and joint bookrunners, and Barclays Capital, as syndication agent. The ITC Holdings Revolving Credit Agreement establishes an unguaranteed, unsecured revolving credit facility under which ITC Holdings may borrow and issue letters of credit up to $200,000,000. Funds borrowed may be used for general corporate purposes of ITC Holdings and its subsidiaries. The ITC Holdings Credit Agreement contains covenants that: (a) place limitations on liens; mergers, consolidations, liquidations and sales of all or substantially all assets; dividends; and sale leaseback transactions and (b) require ITC Holdings to maintain a maximum debt to capitalization ratio of 75%. The ITC Holdings Credit Agreement contains certain customary events of default for unsecured, unguaranteed revolving credit facilities, the occurrence of which would allow the Lenders to accelerate all outstanding loans. The maturity date of the ITC Holdings Revolving Credit Agreement is May 17, 2016.
At ITC Holdings’ option, loans under the ITC Holdings Revolving Credit Agreement will bear interest at a rate equal to LIBOR plus an applicable margin of 1.75% or at a base rate, which is defined as the higher of the prime rate at the administrative agent’s principal office in New York, New York, 0.5% above the federal funds rate or 1% above LIBOR for a one month interest period on such day, plus an applicable margin of 0.75%, in each case subject to adjustments based on rating.
The foregoing description of the ITC Holdings Revolving Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the ITC Holdings Revolving Credit Agreement. A copy of the ITC Holdings Revolving Credit Agreement is attached hereto as Exhibit 10.94 and incorporated herein by reference as though fully set forth herein.
In the ordinary course of their respective businesses, certain of the Lenders and their respective affiliates have engaged, and may in the future engage, in commercial banking and/or investment banking transactions with ITC Holdings and its affiliates for which they have in the past received, and may in the future receive, customary fees.
International Transmission Company Revolving Credit Agreement
On May 17, 2011, International Transmission Company (“ITCTransmission”) entered into a Revolving Credit Agreement (the “ITCTransmission Revolving Credit Agreement”) with the banks, financial institutions and other institutional lenders listed on the respective signature pages thereof (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent for the Lenders, J.P. Morgan Securities LLC and Barclays Capital, as joint lead arrangers and joint bookrunners, and Barclays Capital, as syndication agent. The ITCTransmission Revolving Credit Agreement establishes an unguaranteed, unsecured revolving credit facility under which ITCTransmission may borrow and issue letters of credit up to $100,000,000. Funds borrowed may be used for general corporate purposes of ITCTransmission and its subsidiaries. The ITCTransmission Credit Agreement contains covenants that: (a) place limitations on liens; mergers, consolidations, liquidations and sales of all or substantially all assets; dividends; and sale leaseback transactions and (b) require ITCTransmission to maintain a maximum debt to capitalization ratio of 65%. The ITCTransmission Credit Agreement contains certain customary events of default for unsecured, unguaranteed revolving credit facilities, the occurrence of which would allow the Lenders to accelerate all outstanding loans. The maturity date of the ITCTransmission Revolving Credit Agreement is May 17, 2016.
At ITCTransmission’s option, loans under the ITCTransmission Revolving Credit Agreement will bear interest at a rate equal to LIBOR plus an applicable margin of 1.25% or at a base rate, which is defined as the higher of the prime rate at the administrative agent’s principal office in New York, New York, 0.5% above the federal funds rate or 1% above LIBOR for a one month interest period on such day, plus an applicable margin of 0.25%, in each case subject to adjustments based on rating.
The foregoing description of the ITCTransmission Revolving Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the ITCTransmission Revolving Credit Agreement. A copy of the ITCTransmission Revolving Credit Agreement is attached hereto as Exhibit 10.95 and incorporated herein by reference as though fully set forth herein.
In the ordinary course of their respective businesses, certain of the Lenders and their respective affiliates have engaged, and may in the future engage, in commercial banking and/or investment banking transactions with ITCTransmission and its affiliates for which they have in the past received, and may in the future receive, customary fees.

Michigan Electric Transmission Company, LLC Revolving Credit Agreement
On May 17, 2011, Michigan Electric Transmission Company, LLC (“METC”) entered into a Revolving Credit Agreement (the “METC Revolving Credit Agreement”) with the banks, financial institutions and other institutional lenders listed on the respective signature pages thereof (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent for the Lenders, J.P. Morgan Securities LLC and Barclays Capital, as joint lead arrangers and joint bookrunners, and Barclays Capital, as syndication agent. The METC Revolving Credit Agreement establishes an unguaranteed, unsecured revolving credit facility under which METC may borrow and issue letters of credit up to $100,000,000. Funds borrowed may be used for general corporate purposes of METC and its subsidiaries. The METC Credit Agreement contains covenants that: (a) place limitations on liens; mergers, consolidations, liquidations and sales of all or substantially all assets; dividends; and sale leaseback transactions and (b) require METC to maintain a maximum debt to capitalization ratio of 65%. The METC Credit Agreement contains certain customary events of default for unsecured, unguaranteed revolving credit facilities, the occurrence of which would allow the Lenders to accelerate all outstanding loans. The maturity date of the METC Revolving Credit Agreement is May 17, 2016.
At METC’s option, loans under the METC Revolving Credit Agreement will bear interest at a rate equal to LIBOR plus an applicable margin of 1.25% or at a base rate, which is defined as the higher of the prime rate at the administrative agent’s principal office in New York, New York, 0.5% above the federal funds rate or 1% above LIBOR for a one month interest period on such day, plus an applicable margin of 0.25%, in each case subject to adjustments based on rating.
The foregoing description of the METC Revolving Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the METC Revolving Credit Agreement. A copy of the METC Revolving Credit Agreement is attached hereto as Exhibit 10.96 and incorporated herein by reference as though fully set forth herein.
In the ordinary course of their respective businesses, certain of the Lenders and their respective affiliates have engaged, and may in the future engage, in commercial banking and/or investment banking transactions with METC and its affiliates for which they have in the past received, and may in the future receive, customary fees.
Item 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.
Effective May 17, 2011, ITC Holdings terminated the Revolving Credit Agreement, dated as of March 29, 2007, among ITC Holdings, the banks, financial institutions and other institutional lenders listed on the respective signature pages thereof, JPMorgan Chase Bank, N.A., as administrative agent, Comerica Bank, Credit Suisse (Cayman Islands Branch) and Lehman Brothers Bank, FSB, as co-syndication agents, and J.P. Morgan Securities Inc., as sole lead arranger and sole bookrunner (the “Prior ITC Holdings Facility”). The representations and warranties, events of default, and certain other terms of the Prior ITC Holdings Facility are substantially similar to the provisions contained in the ITC Holdings Revolving Credit Agreement.
Effective May 17, 2011, ITCTransmission and METC terminated the Revolving Credit Agreement, dated as of March 29, 2007, among ITCTransmission, METC, the banks, financial institutions and other institutional lenders listed on the respective signature pages thereof, JPMorgan Chase Bank, N.A., as administrative agent, Comerica Bank, Credit Suisse (Cayman Islands Branch) and Lehman Brothers Bank, FSB, as co-syndication agents, and J.P. Morgan Securities Inc., as sole lead arranger and sole bookrunner (the “Prior ITCTransmission/METC Facility”). The representations and warranties, events of default, and certain other terms of the Prior ITCTransmission/METC Facility are substantially similar to the provisions contained in the ITC Transmission Revolving Credit Agreement and the METC Revolving Credit Agreement.
Item 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.
The information set forth above under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.
Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
     (d) Exhibits.
10.94	ITC Holdings Revolving Credit Agreement dated as of May 17, 2011

10.95	ITCTransmission Revolving Credit Agreement dated as of May 17, 2011

10.96	METC Revolving Credit Agreement dated as of May 17, 2011

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
May 19, 2011

ITC HOLDINGS CORP.

By:	/s/ Daniel J. Oginsky Daniel J. Oginsky
Its:	Senior Vice President and General Counsel